Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending			Sep 30, 2000
Current Due Period Ending			Oct 31, 2000
Prior Distribution Date			Oct 13, 2000
Distribution Date			Nov 14, 2000

Beginning Trust Principal Receivables			3,747,215,208.00
Average Principal Receivables			3,747,062,935.87
FC&A Collections (Includes Recoveries)			63,208,517.86
Principal Collections			103,775,791.01
Additional Balances			44,214,497.95
Net Principal Collections			59,561,293.06
Defaulted Amount			23,009,507.06
Miscellaneous Payments			0.00
Principal Recoveries			2,155,589.00

Beginning Participation Invested Amount			487,763,637.18
Beginning Participation Unpaid Principal Balance			487,763,637.17
Ending Participation Invested Amount			477,015,209.82
Ending Participation Unpaid Principal Balance			477,015,209.81

Accelerated Amortization Date			Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No			0

OC Balance as % of Ending Participation Invested Amount (3 month average)			8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			487,763,637.18
Numerator for Fixed Allocation			499,382,618.20
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87
Applicable Allocation Percentage			13.0172%
Investor FC&A Collections			8,227,995.39

Series Participation Interest Default Amount
Numerator for Floating Allocation			487,763,637.18
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87
Floating Allocation Percentage			13.0172%
Series Participation Interest Default Amount			2,995,199.45

Principal Allocation Components
Numerator for Floating Allocation			487,763,637.18
Numerator for Fixed Allocation			499,382,618.20
Denominator - Max(Sum of Numerators, Principal Receivables)			3,747,062,935.87

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			8.0000%
(b) Prime Rate minus 1.50%			8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			6.1968%
(d) Series Participation Interest Unpaid Principal Balance			487,763,637.17
(e) Actual days in the Interest Period			32
Series Participation Monthly Interest, [a*d*e]			3,468,541.42

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			10,748,427.36

(a) Investor Principal Collections, [Max(b,h) or e]			7,753,227.91
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			7,753,227.91
(c) Floating Allocation Percentage			13.0172%
(d) Net Principal Collections			59,561,293.06
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			13,830,519.29
(f) Fixed Allocation Percentage			13.3273%
(g) Collections of Principal			103,775,791.01

(h) Minimum Principal Amount, [Min(i,l)]			7,735,600.57
(i) Floating Allocation Percentage of Principal Collections			13,508,728.87
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount			10,730,800.02
(k) Series Participation Interest Net Default Payment Amount			2,995,199.45
(l) the excess of (j) over (k)			7,735,600.57

(m) Series Participation Interest Net Default Payment Amount			2,995,199.45

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			8,227,995.39
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			3,468,541.42
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			2,995,199.45
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			812,939.40
Excess [Sec. 4.11(a)(vi)]			951,315.12

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,322,931,298.30

Series 1997-2 Owner Trust Calculations
Due Period			October 2000
Payment Date			Nov 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections			10,748,427.36
(b) Series Participation Interest Charge Offs			0.00
(c) Lesser of Excess Interest and Carryover Charge offs			0.00

Accelerated Principal Payment			101,617.42

Series Participation Interest Monthly Interest			3,468,541.42

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)			1,436,687.30
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)			276,400.00
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)			404,020.15
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)			251,177.95
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)			216,810.94

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)			5,485,144.18
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)			0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)			2,579,622.56
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)			913,616.33

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)			0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)			752,389.91
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			1,017,654.38

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)			0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)			0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)			0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)			0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)			101,617.42
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)			0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)			0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)			0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)			0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)			0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)			0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)			0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)			0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)			0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)			781,827.66

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			1,017,654.38
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)			0.00

To Designated Certificate Holder up to total Accelerated Principal Payments			101,617.42
To Designated Certificate Holder up to Holdback Amount			916,036.96
To HCLC any remaining amounts			0.00

Principal paid to the Designated Certificate			7,523.90

Household Consumer Loan Trust, 1997-2
Series 1997-2 Owner Trust Calculations
Due Period Ending	Oct 31, 2000
Payment Date	Nov 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Nov 15, 2000	Oct 16, 2000	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	253,533,053	48,000,000	69,063,273	41,459,909	34,143,455	41,563,947
Previously unpaid interest/yield	0	0	0	0	0
Spread to index	0.18%	0.29%	0.40%	0.65%	1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)	6.800000%	6.910000%	7.020000%	7.270000%	7.620000%
Interest/Yield Payable on the Principal Balance	1,436,687	276,400	404,020	251,178	216,811
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	1,436,687	276,400	404,020	251,178	216,811
Interest/Yield Paid	1,436,687	276,400	404,020	251,178	216,811

Summary

Beginning Security Balance	253,533,053	48,000,000	69,063,273	41,459,909	34,143,455	41,563,947
Beginning Adjusted Balance	253,533,053	48,000,000	69,063,273	41,459,909	34,143,455
Principal Paid	5,586,762	0	2,579,623	913,616	752,390	1,017,654
Ending Security Balance	247,946,292	48,000,000	66,483,650	40,546,293	33,391,065	40,647,910
Ending Adjusted Balance	247,946,292	48,000,000	66,483,650	40,546,293	33,391,065
Ending Certificate Balance as % Participation Interest Invested Amount					7.0000%
Targeted Balance	248,047,909	52,471,673	66,483,650	40,546,293	33,391,065
Minimum Adjusted Balance		16,000,000	30,000,000	19,000,000	14,000,000	17,000,000
Certificate Minimum Balance					4,818,331
Ending OC Amount as Holdback Amount						23,066,700
Ending OC Amount as Accelerated Prin Pmts						17,581,210

Beginning Net Charge offs	0	0	-	0	0	0
Reversals	0	0	-	0	0	0
Charge offs	0	0	-	0	0	0
Ending Net Charge Offs	0	0	-	0	0	0

Interest/Yield Paid per $1000	2	6	4	4	5
Principal Paid per $1000	6	0	29	16	18